                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): August 14, 2002



                             RIVERWOOD HOLDING, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       1-11113                58-2205241
-------------------------------   -----------------------    ------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



                             3350 Riverwood Parkway
                                   Suite 1400
                             Atlanta, Georgia 30339
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (770) 644-3000
              (Registrant's telephone number, including area code)


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ITEM 7.  EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 Certification of Stephen M. Humphrey, President and Chief Executive Officer of Riverwood Holding, Inc. (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

Exhibit 99.2 Certification of Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

Exhibit 99.3 Certification of Stephen M. Humphrey, President and Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code SECTION 1350.

Exhibit 99.4 Certification of Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code SECTION 1350.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Stephen M. Humphrey, President and Chief Executive Officer of the Company, and Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, respectively, filed with the Securities and Exchange Commission pursuant to the Order.

Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Stephen M. Humphrey, President and Chief Executive Officer of the Company, and Daniel J. Blount, Senior Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code
Section 1350.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RIVERWOOD HOLDING, INC.
                                            ----------------------------------
                                            (Registrant)



Date:    August 14, 2002            By:          /s/ Edward W. Stroetz, Jr.
                                            ----------------------------------
                                                     Edward W. Stroetz, Jr.
                                                     Secretary



Date:    August 14, 2002            By:          /s/ Daniel J. Blount
                                            ----------------------------------
                                                     Daniel J. Blount
                                                     Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                 DESCRIPTION
--------------             -----------------------------------------------------
99.1                       Certification of Stephen M. Humphrey, President and
                           Chief Executive Officer of Riverwood Holding, Inc.
                           (the "Company"), filed with the Securities and
                           Exchange Commission pursuant to the Securities and
                           Exchange Commission's Order of June 27, 2002
                           requiring the filing of sworn statements pursuant to
                           section 21(a)(1) of the Securities Exchange Act of
                           1934 (the "Order").

99.2                       Certification of Daniel J. Blount, Senior Vice
                           President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

99.3                       Certification of Stephen M. Humphrey, President and
                           Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United
                           States Code Section 1350.

99.4                       Certification of Daniel J. Blount, Senior Vice
                           President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18
                           United States Code Section 1350.